UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 23, 2026

MODULAR MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49671	87-0620495
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

16772 W Bernardo Drive, San Diego, California	92127
(Address of principal executive offices)	(Zip Code)

858-800-3500

(Registrant’s telephone number, including area code)

10740 Thornmint Road
San Diego, CA 92127

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	MODD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 ).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Credit Facility

On February 23, 2026, Modular Medical, Inc. (the “Company”) issued a secured promissory note (the “Note”) to James E. Besser (“the Lender”), the Company’s chief executive officer, that provides the Company with a $350,000 revolving credit facility with all amounts being drawn down by the Company thereunder being due and payable, subject to acceleration in the event of a default, on March 25, 2026 (the “Maturity Date”). Interest at the rate of 12% is payable on each draw down without regard to the draw down date or the date when interest is paid. Any amounts owed by the Company pursuant to the Note will be secured by all assets and intellectual property of the Company.

As of the date of this Current Report on Form 8-K there have been no borrowings under the Note.

The principal amount of the Note and interest due thereon is payable to the Lender no later than the earlier of: (i) the Maturity Date and (ii) the date on which the Company has received proceeds in excess of $2,000,000 from a transaction or series of related transactions occurring prior to the Maturity Date, which such transactions constitute equity financings or other issuances of the Company’s equity securities. Provided that no Event of Default (as such term is defined in the Note) has occurred, on any date prior to the Maturity Date, upon no less than three days written notice by the Company specifying the draw amount, the Lender will advance the draw amount to the Company. No draw amount can be in an amount less than $50,000 or exceed an amount equal to $350,000 minus the aggregate principal amount outstanding under the Note at the time of such draw request. If an Event of Default occurs and is continuing, the Lender may declare all of the Note, including any interest and other amounts due, to be due and payable immediately.

The foregoing summary of the terms of the Note should be read in conjunction with the form of Note filed as an exhibit to this Current Report on Form 8-K under Item 9.01, which contain all of the terms and conditions of the Note.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of the Registrant.

The disclosures in Item 1.01 and Exhibit 10.27 of this Current Report on Form 8-K are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Description
10.27	Promissory Note dated February 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Modular Medical, Inc.

Date: February 24, 2026	/s/ James E. Besser
James Besser
Chief Executive Officer

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